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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2004

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of December 31, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-4)

                           Impac Secured Assets Corp.
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             (Exact name of registrant as specified in its charter)

        CALIFORNIA                                    333-117991                        33-071-5871
        ----------                                    ----------                        -----------
(State or Other Jurisdiction                         (Commission                     (I.R.S. Employer
of Incorporation)                                    File Number)                  Identification No.)


1401 Dove Street
Newport Beach, California                                                                 92660
-------------------------                                                                 -----
(Address of Principal                                                                   (Zip Code)
Executive Offices)
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Registrant's telephone number, including area code, is (949) 475-3600

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



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))



Item 8.01.        Other Events.
                  ------------

         On or about December 31, 2004, the Registrant caused the issuance and sale of approximately $995,031,000 initial principal amount of Mortgage Pass-Through Certificates, Series 2004-4 (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement, dated as of December 31, 2004, among the Registrant, Impac Funding Corporation, as Master Servicer, and Wells Fargo Bank, N.A., as Trustee.

         In connection with the sale of the Series 2004-4, Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 2-A-1, Class 2-A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class B Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the "Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement 333-117991, which Computational Materials are being filed as exhibits to this report.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

         The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

         In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Underwritten Certificates.

Item 9.01.  Financial Statements, PRO FORMA Financial Information and Exhibits.
            ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:



                         ITEM 601(A) OF
                         REGULATION S-K
    EXHIBIT NO.           EXHIBIT NO.                    DESCRIPTION
    -----------           -----------                    -----------
         1                     99            Computational Materials --
                                             Computational Materials (as defined
                                             in Item 5) that have been provided
                                             by the Underwriter to certain
                                             prospective purchasers of the Impac
                                             Secured Assets Corp. Mortgage
                                             Pass-Through Certificates, Series
                                             2004-4 (filed in paper pursuant to
                                             the automatic SEC exemption
                                             pursuant to Release 33-7427, August
                                             7, 1997)

         2                     99            Computational Materials --
                                             Computational Materials (as defined
                                             in Item 5) that have been provided
                                             by the Underwriter to certain
                                             prospective purchasers of the Impac
                                             Secured Assets Corp. Mortgage
                                             Pass-Through Certificates, Series
                                             2004-4 (filed in paper pursuant to
                                             the automatic SEC exemption
                                             pursuant to Release 33-7427, August
                                             7, 1997)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMPAC SECURED ASSETS CORP.


                                            By: /s/ Richard J. Johnson
                                               ----------------------------
                                            Name:   Richard J. Johnson
                                            Title:  Chief Financial Officer

Dated: December 30, 2004

                                  EXHIBIT INDEX


                                                                     SEQUENTIALLY
           EXHIBIT              ITEM 601(A) OF REGULATION              NUMBERED
           NUMBER                    S-K EXHIBIT NO.                 DESCRIPTION                     PAGE
           ------                    ---------------                 -----------                     ----
              1                            99                  Computational Materials          Filed Manually
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